Exhibit 10.88
Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of February 28, 2012 (this “Amendment”), is entered into among MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
STATEMENT OF PURPOSE
The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of December 23, 2009, amended and restated as of March 23, 2011 and amended as of September 28, 2011 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such requests of the Borrower.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Capitalized Terms
Except as otherwise provided herein, all capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Amendment).
2.Amendments

(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in proper alphabetical sequence:

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of February 28, 2012, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
“Second Amendment Effective Date” means the date of satisfaction, or waiver by the Required Lenders, of each of the conditions referred to in Section 3 of the Second Amendment.
(b)Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Rate” in its entirety and replacing it with the following:

“Applicable Rate” means:
(a) for all periods prior to the Second Amendment Effective Date and for all periods following the delivery of the Compliance Certificate pursuant to Section 6.02(b) for the fiscal quarter concluding on September 30, 2012 (but only if such Compliance Certificate certifies that the Borrower was in compliance with the covenants set forth in Section 7.11 for such fiscal quarter and that no Default has occurred and is continuing and if such Compliance Certificate does not so certify, the provisions of paragraph (b) of this

MEMC Electronic Materials, Inc.
Second Amendment to Credit Agreement

Exhibit 10.88
Execution Version

definition shall apply), the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Pricing Level	Consolidated Leverage Ratio	Eurocurrency Rate + and Letters of Credit-BA	Base Rate +	Commitment Fee
1	< 1.00 to 1.00	2.50%	1.50%	0.500%
2	> 1.00 to 1.00	2.75%	1.75%	0.500%
(b) for the period commencing on the Second Amendment Effective Date and concluding on the date on which the Compliance Certificate for the fiscal quarter concluding on September 30, 2012 is delivered pursuant to Section 6.02(b) (but only if such Compliance Certificate certifies that the Borrower was in compliance with the covenants set forth in Section 7.11 for such fiscal quarter and that no Default has occurred and is continuing and if such Compliance Certificate does not so certify, the provisions of this paragraph (b) shall apply), the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Pricing Level	Consolidated Leverage Ratio	Eurocurrency Rate + and Letters of Credit-BA	Base Rate +	Commitment Fee
1	< 1.00 to 1.00	2.75%	1.75%	0.500%
2	> 1.00 to 1.00	3.00%	2.00%	0.500%
For each of (a) and (b) above, any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 2 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered. The Applicable Rate shall be determined based upon Pricing Level 2 from the Second Amendment Effective Date until the application of the preceding sentence in connection with the Compliance Certificate for the fiscal quarter ending March 31, 2012. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).
(c)Section 7.11(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Liquidity Amount. (i) Permit the Liquidity Amount, as of the end of any fiscal quarter of the Borrower set forth below, to be less than the amount indicated opposite such fiscal quarter for the twelve month period ending on the last day of such fiscal quarter:

Fiscal Quarter	Minimum Liquidity Amount
March 31, 2012	$450 million
June 30, 2012	$350 million

MEMC Electronic Materials, Inc.
Second Amendment to Credit Agreement

Exhibit 10.88
Execution Version

(ii) Permit the Liquidity Amount, as of the end of any fiscal quarter of the Borrower occurring on or after September 30, 2012, to be less than the amount indicated below opposite the applicable Consolidated EBITDA for the twelve month period ending on the last day of such fiscal quarter:

Consolidated EBITDA	Minimum Liquidity Amount
less than $400 million	$500 million
greater than or equal to $400 million and less than $600 million	$400 million
greater than or equal to $600 million and less than $850 million	$300 million
greater than or equal to $850 million	No minimum Liquidity Amount

3.Conditions to Effectiveness
This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions:
(a)Executed Amendment. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

(b)Fees and Expenses. The Administrative Agent (or its applicable affiliate) shall have received (a) an amendment fee for the account of each Lender that consents to this Second Amendment by executing and delivering this Second Amendment to the Administrative Agent appropriately completed on or prior to 4:30 PM EST on February 28, 2012, in an amount equal to 0.10% of the sum of such Lender's Commitment, and, without duplication, any Committed Loans, L/C-BA Obligations and Swing Line Loans, as applicable, under the Credit Agreement and (b) all fees and expenses required to be paid on or before the date hereof in connection with this Amendment in accordance with Section 10.04 of the Credit Agreement or any other fee letter or Loan Document, including, without limitation, the reasonable fees, charges and disbursements of Latham & Watkins LLP, counsel for the Administrative Agent.

4.Ratification of Loan Documents
Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (as amended hereby).
5.Authority/Enforceability
Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:
(a)Such Loan Party has the right, power and authority and has taken all necessary action to authorize the execution, delivery and performance of this Amendment and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms.

(b)This Amendment and each other document executed in connection herewith has been duly executed and delivered by such Loan Party and constitutes such Loan Party's legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

MEMC Electronic Materials, Inc.
Second Amendment to Credit Agreement

Exhibit 10.88
Execution Version

(c)No consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, is required in connection with the execution, delivery or performance by such Loan Party of this Amendment.

(d)The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of such Loan Party's, or its Subsidiaries' Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to such Loan Party or any of such Loan Party's Subsidiaries.

6.Effect of the Agreement
Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification of or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.
7.Representations and Warranties/No Default
By their execution hereof, each Loan Party hereby certifies, represents and warrants to the Administrative Agent and the Lenders that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that (i) any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (ii) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred or is continuing.
8.Reaffirmations
Each Loan Party (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Loan Party under, or release such Loan Party from any obligations under, the Credit Agreement and each other Loan Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party and (c) agrees that the Credit Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed. In furtherance of the reaffirmations set forth in this Section 8, (i) each Loan Party hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, and reaffirms its prior grant to the Administrative Agent for the ratable benefit of the Secured Parties of, a security interest in, all Collateral and all proceeds thereof as security for the Obligations, in each case subject to any applicable terms and conditions set forth in the Loan Document to which it is a party and (ii) each Guarantor hereby ratifies and reaffirms its guarantees of the Obligations.

MEMC Electronic Materials, Inc.
Second Amendment to Credit Agreement

Exhibit 10.88
Execution Version

9.Release of Liability. The Borrower and each Guarantor (each a “Releasing Person”) each hereby releases, discharges and acquits, absolutely, unconditionally, irrevocably and forever, the Administrative Agent, each Lender and each affiliate thereof, each of the officers, directors, attorneys, agents and employees of the Administrative Agent or any Lender or affiliate thereof, and each of their respective heirs, representatives, successors and assigns (each, a “Released Person”), from any and all claims, demands, debts, accounts, contracts, torts, liabilities, actions and causes of action, whether in law or in equity, that any Releasing Person now has or at any time had against any Released Person, or that any Releasing Person or the successors or assigns of any Releasing Person hereafter has or at any time had against any Released Person, based on, arising out of or in any way related to the commitments for or funding or use of proceeds of any extensions of credit under the Credit Agreement or the Loan Documents or any transactions thereunder or any act, omission or event in any manner relating thereto, including all such claims, actions and causes of action whether accrued or not accrued and whether or not known or suspected by any Releasing Person to exist in its favor.

10.Miscellaneous

(a)Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

(b)Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(c)Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.

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MEMC Electronic Materials, Inc.
Second Amendment to Credit Agreement

Exhibit 10.88
Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	MEMC ELECTRONIC MATERIALS, INC.,
By:/s/ Mark J. Murphy Name:Mark J. Murphy Title:Senior Vice President and Chief Financial Officer
GUARANTORS:	ENFLEX CORPORATION
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer
MEMC HOLDINGS CORPORATION
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer
MEMC INTERNATIONAL, INC.
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer
MEMC PASADENA, INC.
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer
NVT, LLC
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer

MEMC Electronic Materials, Inc.
Second Amendment to Credit Agreement

Exhibit 10.88
Execution Version

SOLAICX
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer
SUN EDISON LLC
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer
SUNEDISON CANADA, LLC
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer
SUNEDISON INTERNATIONAL, LLC
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer
FOTOWATIO RENEWABLE VENTURES, INC.
By:/s/ Kurt R. Bruenning Name:Kurt R. Bruenning Title:Treasurer

MEMC Electronic Materials, Inc.
Second Amendment to Credit Agreement

Exhibit 10.88
Execution Version

Acknowledged by ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent
By:/s/ William S. Rowe Name:William S. Rowe Title:Director
LENDER:	BANK OF AMERICA, N.A.
By:/s/ William S. Rowe Name:William S. Rowe Title:Director
LENDER:	PNC BANK, NATIONAL ASSOCIATION
By:/s/ Thomas S. Sherman Name:Thomas S. Sherman Title:Senior Vice President
LENDER:	U.S. BANK, NATIONAL ASSOCIATION
By:/s/ Kenneth R. Fieler Name:Kenneth R. Fieler Title:Vice President
LENDER:	FIFTH THIRD BANK
By:/s/ Robert M. Sander Name:Robert M. Sander Title:Vice President
LENDER:	HSBC BANK USA, N.A.
By:/s/ Andrew Bicker Name:Andrew Bicker Title:Vice President
LENDER:	CITIBANK, N.A.

MEMC Electronic Materials, Inc.
Second Amendment to Credit Agreement

Exhibit 10.88
Execution Version

By:/s/ Sean Klimchalk Name:Sean Klimchalk Title:Vice President
LENDER:	GOLDMAN SACHS BANK USA
By:/s/ Ashwin Ramakrishna Name:Ashwin Ramakrishna Title:Authorized Signatory
LENDER:	ASSOCIATED BANK, N.A.
By:/s/ Mark Weitekamp Name:Mark Weitekamp Title:Senior Vice President

MEMC Electronic Materials, Inc.
Second Amendment to Credit Agreement